UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
7/31/14 (Unaudited)

CORPORATE BONDS AND NOTES (36.3%)(a)
			Principal amount	Value

Basic materials (0.5%)

Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018			$423,000	$476,950

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)			430,000	433,333

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)			245,000	318,330

				1,228,613
Capital goods (0.2%)

Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)			430,000	488,620

				488,620
Communication services (2.0%)

AT&T, Inc. sr. unsec. unsub. FRN notes 0.608s, 2016			1,000,000	1,002,659

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017			430,000	434,699

Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017			430,000	486,361

Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015			447,000	458,931

SBA Tower Trust 144A company guaranty mtge. notes 4.254s, 2015			625,000	639,921

Verizon Communications, Inc. sr. unsec. unsub. FRN notes 1.761s, 2016			1,000,000	1,026,433

Verizon Communications, Inc. sr. unsec. unsub. notes 2.55s, 2019			456,000	461,497

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)			744,000	735,842

				5,246,343
Consumer cyclicals (2.0%)

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017			423,000	419,456

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			465,000	533,020

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018			300,000	296,802

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes 1.484s, 2016			1,000,000	1,013,996

Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023			750,000	803,250

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017			430,000	427,423

Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes 0.666s, 2016 (Germany)			1,000,000	1,003,634

Volkswagen International Finance NV 144A company guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)			500,000	504,096

Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017			430,000	426,044

				5,427,721
Consumer staples (2.4%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018			430,000	424,964

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN notes 0.425s, 2017			700,000	700,865

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2014			914,000	926,371

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017			266,000	299,959

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015			1,000,000	1,005,686

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			283,000	309,178

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015			320,000	321,032

CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018			430,000	433,454

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)			416,000	438,018

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)			202,000	203,565

Foster's Finance Corp. 144A company guaranty sr. unsec. notes 4 7/8s, 2014			1,000,000	1,006,807

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017			427,000	427,011

				6,496,910
Energy (1.3%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)			430,000	437,206

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)			430,000	478,894

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017			423,000	419,356

ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017			430,000	425,156

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031			25,000	33,310

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017			430,000	448,502

Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)			462,000	511,050

Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)			125,000	125,290

Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)			423,000	426,669

				3,305,433
Financials (24.1%)

Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)			462,000	462,953

ABN Amro Bank NV 144A sr. unsec. FRN notes 1.035s, 2016 (Netherlands)			2,000,000	2,017,520

Aflac, Inc. sr. unsec. notes 3.45s, 2015			1,000,000	1,030,405

American Express Bank FSB sr. unsec. FRN notes Ser. BKNT, 0.452s, 2017			586,000	584,678

American Express Co. sr. unsec. notes 7s, 2018			286,000	336,413

American Express Co. sr. unsec. notes 6.15s, 2017			174,000	198,115

American Express Credit Corp. sr. unsec. sub. FRN notes 1.33s, 2015			900,000	907,717

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018			449,000	449,493

Bank of America NA unsec. sub. FRN notes Ser. BKNT, 0.511s, 2016			1,740,000	1,734,547

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)			423,000	437,085

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes 0.463s, 2015			1,700,000	1,703,157

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.631s, 2016 (Canada)			1,300,000	1,304,858

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)			430,000	426,783

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)			430,000	427,807

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes 0.677s, 2016 (Japan)			1,000,000	1,002,195

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)			1,500,000	1,688,415

BB&T Corp. unsec. sub. notes 5.2s, 2015			1,000,000	1,058,570

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)			490,000	489,131

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015(R)			720,000	744,696

Boston Properties, LP sr. unsec. unsub. notes 5s, 2015(R)			500,000	517,805

BPCE SA company guaranty sr. unsec. FRN notes Ser. MTN, 1.484s, 2016 (France)			1,000,000	1,015,235

Branch Banking & Trust Co. unsec. sub. FRN notes 0.55s, 2016			250,000	249,340

Citigroup, Inc. sr. unsec. sub. FRN notes 0.501s, 2016			500,000	497,185

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.503s, 2014			650,000	650,098

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017			456,000	488,957

Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017			588,000	586,230

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)			385,000	405,833

Credit Agricole SA/London 144A sr. unsec. FRN notes 1.394s, 2016 (United Kingdom)			1,950,000	1,972,140

Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)			449,000	507,209

Dexia Credit Local SA/New York 144A government guaranty sr. unsec. unsub. notes 1 1/4s, 2016 (France)			2,000,000	2,011,156

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014(R)			1,000,000	1,005,140

General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN, 0.884s, 2016			500,000	504,364

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017			638,000	703,859

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.3s, 2015			1,500,000	1,531,094

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018			229,000	231,655

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038			235,000	277,300

HBOS PLC unsec. sub. FRN notes Ser. EMTN, 0.93s, 2017 (United Kingdom)			1,000,000	992,500

HSBC Finance Corp. sr. unsec. unsub. FRN notes 0.657s, 2016			1,000,000	1,000,217

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)			620,000	656,357

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015			500,000	507,388

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017			428,000	433,749

JPMorgan Chase Bank, NA unsec. sub. FRN notes 0.56s, 2016			1,000,000	996,545

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN, 5.45s, 2016			1,115,000	1,194,145

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018			447,000	449,601

Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015(R)			900,000	919,885

Macquarie Group, Ltd. 144A sr. unsec. notes 7.3s, 2014 (Australia)			700,000	700,000

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016			430,000	475,371

Metropolitan Life Global Funding I 144A notes 3s, 2023			790,000	781,504

Morgan Stanley sr. unsec. notes 4 3/4s, 2017			449,000	485,959

Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 4.1s, 2015			1,000,000	1,017,279

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)			750,000	759,661

Nationwide Building Society 144A sr. unsec. sub. notes 5s, 2015 (United Kingdom)			1,500,000	1,560,000

New York Life Global Funding 144A notes 3s, 2015			930,000	948,635

Nordea Bank AB 144A sr. unsec. FRN notes 0.684s, 2016 (Sweden)			1,525,000	1,532,283

PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017			430,000	429,799

Principal Life Global Funding II 144A notes 1s, 2015			260,000	261,367

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015			1,356,000	1,388,715

Regions Financial Corp. sr. unsec. unsub. notes 7 3/4s, 2014			1,513,000	1,541,830

Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN, 0.691s, 2016 (Canada)			1,000,000	1,005,229

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)			435,000	441,875

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)			1,535,000	1,607,799

Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes 3.724s, 2015 (Spain)			500,000	506,400

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015(R)			700,000	727,647

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015(R)			770,000	776,890

Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018(R)			389,000	385,976

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s, 2014 (United Kingdom)			1,400,000	1,420,020

Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)			250,000	260,380

Svenska Handelsbanken AB sr. unsec. FRN notes 0.68s, 2016 (Sweden)			1,000,000	1,005,080

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017			374,000	424,942

UBS AG/Stamford, CT unsec. sub. notes 7 3/8s, 2015			775,000	820,485

UDR, Inc. company guaranty sr. unsec. unsub. notes Ser. MTN 5 1/4s, 2015(R)			500,000	510,328

US Bank NA unsec. sub. notes 4.8s, 2015			1,450,000	1,495,246

US Bank of NA/Cincinnati, OH unsec. sub. notes Ser. BKNT, 1.1s, 2017			450,000	450,170

Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes 3 1/8s, 2015(R)			1,400,000	1,442,099

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)			200,000	205,000

Wells Fargo Bank, NA unsec. sub. FRN notes Ser. BKNT, 0.603s, 2014			1,250,000	1,250,489

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017			423,000	432,667

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)			78,000	79,096

				64,439,746
Health care (1.3%)

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017			385,000	385,007

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017			430,000	439,003

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)			430,000	488,078

Johnson & Johnson sr. unsec. notes 5.15s, 2018			269,000	305,012

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018			371,000	365,624

Mylan, Inc. company guaranty sr. unsec. notes 1.8s, 2016			1,000,000	1,012,498

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018			192,000	219,857

Zoetis, Inc. sr. unsec. notes 1.15s, 2016			265,000	265,906

				3,480,985
Technology (0.9%)

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017			195,000	195,375

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017			430,000	430,505

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017			366,000	377,240

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017			430,000	429,377

Western Union Co. (The) sr. unsec. unsub. FRN notes 1.227s, 2015			1,000,000	1,005,833

				2,438,330
Transportation (0.2%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018			90,597	97,220

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017			70,715	75,247

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018			374,638	380,044

				552,511
Utilities and power (1.4%)

Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018			289,000	347,544

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016			1,500,000	1,522,772

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)			260,000	264,194

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015			750,000	777,881

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019			654,000	829,611

				3,742,002

Total corporate bonds and notes (cost $96,196,802)				$96,847,214

MORTGAGE-BACKED SECURITIES (26.6%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (7.9%)

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.863s, 2035			$33,718	$48,896
Ser. 2430, Class UD, 6s, 2017			41,393	43,404
IFB Ser. 4240, Class SA, IO, 5.848s, 2043			1,931,431	436,639
IFB Ser. 311, Class S1, IO, 5.798s, 2043			3,990,160	907,275
IFB Ser. 314, Class AS, IO, 5.738s, 2043			7,480,465	1,728,438
Ser. 3724, Class CM, 5 1/2s, 2037			107,982	119,536
Ser. 2533, Class HB, 5 1/2s, 2017			89,856	94,687
Ser. 3331, Class NV, 5s, 2029			264,000	276,373
Ser. 2513, Class DB, 5s, 2017			49,484	51,926
Ser. 3539, Class PM, 4 1/2s, 2037			91,274	96,799
Ser. 3730, Class PL, 4 1/2s, 2033			12,474	12,484
Ser. 3697, Class BM, 4 1/2s, 2031			19,692	19,783
Ser. 2931, Class AM, 4 1/2s, 2019			13,616	13,706
Ser. 3805, Class AK, 3 1/2s, 2024			130,913	137,429
Ser. 3876, Class CA, 2 3/4s, 2026			135,650	139,775
Ser. 3683, Class JH, 2 1/2s, 2023			57,096	57,670
Ser. 3609, Class LK, 2s, 2024			717,918	728,106
Ser. T-8, Class A9, IO, 0.481s, 2028			157,117	1,669
Ser. T-59, Class 1AX, IO, 0.274s, 2043			374,099	4,618
Ser. T-48, Class A2, IO, 0.212s, 2033			546,279	5,313
Ser. 3835, Class FO, PO, zero %, 2041			2,780,043	2,345,550
FRB Ser. T-54, Class 2A, IO, zero %, 2043			219,387	17

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.98s, 2031			157,948	194,047
IFB Ser. 05-75, Class GS, 19.785s, 2035			271,070	358,432
IFB Ser. 11-4, Class CS, 12.59s, 2040			401,036	480,312
Ser. 06-10, Class GC, 6s, 2034(F)			813,231	837,700
IFB Ser. 13-101, Class AS, IO, 5.795s, 2043			2,119,499	518,302
IFB Ser. 13-92, Class SA, IO, 5.795s, 2043			4,370,283	1,060,449
IFB Ser. 13-103, Class SK, IO, 5.765s, 2043			4,529,241	1,104,186
IFB Ser. 13-102, Class SH, IO, 5.745s, 2043			4,287,473	976,686
Ser. 06-124, Class A, 5 5/8s, 2036			61,355	63,653
Ser. 05-68, Class PC, 5 1/2s, 2035			84,867	91,451
Ser. 09-86, Class PC, 5s, 2037(F)			972,629	992,207
Ser. 02-65, Class HC, 5s, 2017			32,066	33,338
Ser. 09-100, Class PA, 4 1/2s, 2039			36,919	38,080
Ser. 11-60, Class PA, 4s, 2039			75,141	77,893
Ser. 03-43, Class YA, 4s, 2033			521,233	538,165
Ser. 11-89, Class VA, 4s, 2023			778,698	795,795
Ser. 11-111, Class VA, 4s, 2023			230,930	232,709
Ser. 11-111, Class VC, 4s, 2023			32,444	32,431
Ser. 04-2, Class QL, 4s, 2019			252,320	264,711
Ser. 418, Class C15, IO, 3 1/2s, 2043			2,524,434	567,406
Ser. 10-155, Class A, 3 1/2s, 2025			62,696	63,179
Ser. 10-81, Class AP, 2 1/2s, 2040			241,821	244,733
Ser. 03-W10, Class 1, IO, 1.066s, 2043			72,211	1,980
Ser. 98-W5, Class X, IO, 0.951s, 2028			291,431	14,389
Ser. 98-W2, Class X, IO, 0.619s, 2028			997,188	57,962
Ser. 03-W1, Class 2A, IO, zero %, 2042			462,318	36

Government National Mortgage Association
IFB Ser. 11-56, Class SI, IO, 6.494s, 2041			3,883,090	697,136
IFB Ser. 11-56, Class MI, IO, 6.294s, 2041			1,416,435	302,281
IFB Ser. 12-34, Class SA, IO, 5.894s, 2042			1,931,019	404,259
Ser. 09-32, Class AB, 4s, 2039			63,130	66,670
Ser. 08-31, Class PN, 4s, 2036			12,717	12,790
Ser. 08-38, Class PS, 3 1/2s, 2037			32,908	33,174
Ser. 09-93, Class EJ, 3 1/2s, 2035			18,219	18,368
Ser. 13-23, Class IK, IO, 3s, 2037			16,046,728	2,495,427
Ser. 10-151, Class KO, PO, zero %, 2037			318,976	274,017

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.8s, 2027			76,083	571
Ser. 98-3, IO, zero %, 2027			44,219	649
Ser. 98-2, IO, zero %, 2027			37,849	272
Ser. 98-4, IO, zero %, 2026			59,674	1,469

				21,217,408
Commercial mortgage-backed securities (16.5%)

Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.622s, 2049(F)			65,883	66,119
Ser. 04-3, Class D, 5.44s, 2039			626,000	634,395
Ser. 06-5, Class A2, 5.317s, 2047			710,512	712,906
Ser. 06-6, Class A2, 5.309s, 2045			39,165	39,353
Ser. 04-4, Class D, 5.073s, 2042			200,000	209,063
Ser. 07-1, Class XW, IO, 0.327s, 2049			989,454	7,327

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.67s, 2042			426,497	1,067
Ser. 02-PB2, Class XC, IO, 0.233s, 2035			1,032,718	521

Bear Stearns Commercial Mortgage Securities Trust Ser. 05-PWR9, Class AJ, 4.985s, 2042			365,000	377,155

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.433s, 2039			433,000	439,798

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043			700,000	704,690

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class D, 4.878s, 2045			709,000	709,851

COMM Mortgage Trust
FRB Ser. 04-LB3A, Class E, 5.724s, 2037			430,071	430,071
Ser. 07-C9, Class AJ, 5.65s, 2049			613,000	651,067
Ser. 05-C6, Class AJ, 5.209s, 2044			1,110,000	1,148,906
FRB Ser. 14-CR18, Class C, 4.74s, 2047			1,039,000	1,086,346
Ser. 13-LC13, Class XA, IO, 1.454s, 2046			8,272,852	644,703
Ser. 14-CR17, Class XA, IO, 1.219s, 2047			3,387,788	271,841
Ser. 14-CR14, Class XA, IO, 0.913s, 2047			8,064,403	419,349

COMM Mortgage Trust 144A FRB Ser. 13-CR12, Class D, 5.086s, 2046			783,000	758,022

Credit Suisse First Boston Mortgage Securities Corp. Ser. 03-CPN1, Class E, 4.891s, 2035			462,000	462,000

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040			385,535	424,089
Ser. 03-C3, Class AX, IO, 1.564s, 2038			659,414	7

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049			547,038	551,141

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.418s, 2044			455,000	483,699

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035			254,077	256,935

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049			973,000	972,803
FRB Ser. 05-C1, Class D, 4.949s, 2048			972,000	940,507

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3, Class XC, IO, 0.143s, 2045			55,144,301	84,850

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class AJ, 4.915s, 2041			410,000	414,394

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042			1,046,000	1,061,481

GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039			1,606,000	1,612,906
FRB Ser. 12-GCJ9, Class XA, IO, 2.373s, 2045(F)			2,837,615	356,329
Ser. 14-GC22, Class XA, IO, 1.096s, 2047(F)			4,169,400	312,760

GS Mortgage Securities Trust 144A FRB Ser. GC10, Class D, 4.415s, 2046			628,000	578,828

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051			343,100	363,811
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051			299,500	313,337
FRB Ser. 06-LDP6, Class B, 5.502s, 2043			475,000	475,000
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045			1,992,000	2,090,006
FRB Ser. 05-CB11, Class C, 5.471s, 2037			500,000	531,371
Ser. 04-LN2, Class A2, 5.115s, 2041			196,799	197,184
Ser. 04-CB8, Class B, 4 1/2s, 2039			890,156	890,156
FRB Ser. 13-C10, Class C, 4.16s, 2047			309,000	313,071
FRB Ser. 13-C13, Class C, 4.056s, 2046			307,000	307,126
12-C6, Class XA, IO, 1.975s, 2045			4,871,086	467,147

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.567s, 2046			260,000	280,431
FRB Ser. 12-C6, Class E, 5.201s, 2045			1,250,000	1,289,350
FRB Ser. 12-LC9, Class D, 4.426s, 2047			326,000	329,864

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039			350,000	372,752
Ser. 06-C7, Class A2, 5.3s, 2038			417,670	425,878
FRB Ser. 04-C6, Class D, 5.147s, 2036			499,000	499,240
FRB Ser. 04-C8, Class F, 5.005s, 2039			750,000	753,900
Ser. 07-C2, Class XW, IO, 0.539s, 2040			895,278	12,389

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.839s, 2050			786,331	787,422
Ser. 04-KEY2, Class D, 5.046s, 2039			416,000	416,083

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.595s, 2043			46,792,468	145,291

ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL, 0.272s, 2049			190,558	190,201

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.219s, 2049			59,777,740	860,799

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.418s, 2046(F)			427,000	433,237
Ser. 14-C17, Class XA, IO, 1.449s, 2047			3,755,000	307,658

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.654s, 2042			413,000	450,253
Ser. 07-IQ14, Class A2, 5.61s, 2049			171,040	172,116
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049(F)			70,694	70,768

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043			549,153	549,801

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049			300,000	320,010
Ser. 12-C4, Class XA, IO, 1.864s, 2045			7,122,270	768,892
Ser. 12-C2, Class XA, IO, 1.775s, 2063			7,017,228	592,787

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045			684,000	702,947
Ser. 05-C17, Class D, 5.396s, 2042			580,000	583,016
FRB Ser. 05-C20, Class B, 5.239s, 2042			1,020,000	1,038,007
Ser. 06-C29, IO, 0.38s, 2048			35,038,837	293,625

Wachovia Bank Commercial Mortgage Trust 144A Ser. 07-C31, IO, 0.214s, 2047			81,994,506	384,349

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C, 4.303s, 2046			500,000	506,600

WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C, 4.646s, 2047			655,000	676,288
Ser. 13-C17, Class XA, IO, 1.606s, 2046			6,547,639	591,334
Ser. 13-C14, Class XA, IO, 0.924s, 2046			4,769,008	269,258

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.635s, 2044			1,000,000	1,050,900
FRB Ser. 11-C2, Class D, 5.466s, 2044			1,574,000	1,671,588
FRB Ser. 11-C4, Class D, 5.245s, 2044			1,045,000	1,121,567
FRB Ser. 11-C4, Class E, 5.245s, 2044			430,000	450,822
Ser. 12-C10, Class XA, IO, 1.809s, 2045			4,518,740	469,768
Ser. 13-C12, Class XA, IO, 1.506s, 2048			4,255,193	364,853

				43,977,532
Residential mortgage-backed securities (non-agency) (2.2%)

Barclays Capital, LLC Trust 144A
FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036			575,177	568,706
FRB Ser. 14-RR1, Class 2A2, 2.37s, 2036			500,000	420,625

Countrywide Alternative Loan Trust FRB Ser. 05-38, Class A3, 0.505s, 2035			301,588	263,527

MortgageIT Trust FRB, Ser. 05-1, Class 1M1, 0.635s, 2035			985,636	920,953

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.191s, 2046			1,387,890	1,276,858
FRB Ser. 04-AR13, Class A1B2, 0.645s, 2034			624,478	582,575
FRB Ser. 05-AR17, Class A1B2, 0.565s, 2045			1,551,635	1,365,439
FRB Ser. 05-AR13, Class A1B3, 0.515s, 2045			532,506	473,930

				5,872,613

Total mortgage-backed securities (cost $68,174,044)				$71,067,553

ASSET-BACKED SECURITIES (3.7%)(a)
			Principal amount	Value

Station Place Securitization Trust 144A FRN Ser. 14-2, Class A, 1-month LIBOR plus 0.90%, 2016			$9,902,000	$9,902,000

Total asset-backed securities (cost $9,902,000)				$9,902,000

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.3%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (3.3%)

Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018			$38,716	$40,439

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017			248,234	262,681
4 1/2s, August 1, 2018			31,188	32,900
4s, June 1, 2043			181,197	191,219

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019			105,167	111,529
4 1/2s, TBA, September 1, 2044			1,000,000	1,074,180
4 1/2s, TBA, August 1, 2044			1,000,000	1,076,641
4s, TBA, September 1, 2044			1,000,000	1,048,359
4s, TBA, August 1, 2044			1,000,000	1,051,328
3s, TBA, September 1, 2044			2,000,000	1,953,906
3s, TBA, August 1, 2044			2,000,000	1,959,062

				8,802,244

Total U.S. government and agency mortgage obligations (cost $8,807,193)				$8,802,244

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020(SEGSF)			$58,000	$57,742

Total U.S. treasury obligations (cost $57,968)				$57,742

MUNICIPAL BONDS AND NOTES (1.2%)(a)
			Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC), 0.28s, 10/1/27			$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.09s, 3/1/38			1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)				$3,200,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.9%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)			$1,340,000	$1,293,100

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default)(NON)			500,000	445,000

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)			200,000	214,750

Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)			300,000	316,947

Total foreign government and agency bonds and notes (cost $2,303,942)				$2,269,797

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/$102.00		$7,000,000	$90,300

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/101.91		5,000,000	61,750

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/99.00		7,000,000	17,080

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/98.91		5,000,000	11,500

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.22		7,000,000	66,290

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.50		1,000,000	11,380

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.31		1,000,000	10,090

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.50		1,000,000	11,270

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.31		1,000,000	9,960

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.50		1,000,000	11,150

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/102.31		1,000,000	9,840

Total purchased options outstanding (cost $223,124)				$310,610

PURCHASED SWAP OPTIONS OUTSTANDING (—%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike price		amount	Value

Bank of America N.A.

2.8425/3 month USD-LIBOR-BBA/Sep-24	Sep-14/$2.8425		$3,216,700	$41,721

Credit Suisse International

(2.75)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.75		6,142,000	15,601

(2.75)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.75		6,142,000	14,188

(2.745)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.745		3,071,000	11,209

(2.97)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.97		3,071,000	2,856

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55		6,142,000	1,843

2.55375/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55375		3,071,000	1,720

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55		3,071,000	1,597

2.55/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.55		6,142,000	1,474

Goldman Sachs International

(2.72)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.72		1,750,000	12,950

(2.7175)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.7175		1,750,000	12,618

Total purchased swap options outstanding (cost $175,250)				$117,777

SHORT-TERM INVESTMENTS (32.1%)(a)
			Principal amount/shares	Value

AXA Financial, Inc. 144A commercial paper with an effective yield of 0.81%, August 6, 2014			$1,000,000	$999,889

Bell Canada commercial paper with an effective yield of 0.24%, August 19, 2014			1,500,000	1,499,820

BorgWarner, Inc. 144A commercial paper with an effective yield of 0.23%, August 7, 2014			1,500,000	1,499,943

Canadian Imperial Bank of Commerce/New York, NY FRN certificate of deposit with an effective yield of 0.48%, November 26, 2014			1,000,000	1,000,812

Church & Dwight Co., Inc. 144A commercial paper with an effective yield of 0.28%, September 8, 2014			1,500,000	1,499,557

Cox Enterprises, Inc. 144A commercial paper with an effective yield of 0.25%, August 20, 2014			1,500,000	1,499,802

CRC Funding, LLC asset backed commercial paper with an effective yield of 0.50%, August 1, 2014			1,000,000	1,000,000

DCP Midstream, LLC commercial paper with an effective yield of 0.55%, August 6, 2014			1,500,000	1,499,885

Electricite De France SA commercial paper with an effective yield of 0.56%, January 6, 2015			1,000,000	998,799

Entergy Corp. 144A commercial paper with an effective yield of 0.65%, August 22, 2014			1,500,000	1,499,431

ERAC USA Finance, LLC commercial paper with an effective yield of 0.32%, August 12, 2014			1,500,000	1,499,853

Hawaiian Electric Co., Inc. commercial paper with an effective yield of 0.57%, August 5, 2014			1,500,000	1,499,905

Kroger Co. (The) commercial paper with an effective yield of 0.22%, August 11, 2014			2,000,000	1,999,878

Marsh & McLennan Cos., Inc. commercial paper with an effective yield of 0.27%, August 14, 2014			1,500,000	1,499,854

Mohawk Industries, Inc. 144A commercial paper with an effective yield of 0.50%, August 22, 2014			1,500,000	1,499,563

Molson Coors Brewing Co. commercial paper with an effective yield of 0.30%, August 12, 2014			1,500,000	1,499,863

Mondelez International, Inc. commercial paper with an effective yield of 0.33%, September 9, 2014			1,500,000	1,499,464

Monsanto Co. 144A commercial paper with an effective yield of 0.28%, August 28, 2014			1,500,000	1,499,685

NBCUniversal Enterprise, Inc. 144A commercial paper with an effective yield of 0.23%, August 15, 2014			6,000,000	5,999,463

NiSource Finance Corp. commercial paper with an effective yield of 0.58%, August 22, 2014			1,500,000	1,499,493

Putnam Short Term Investment Fund 0.05%(AFF)		Shares	41,483,123	41,483,123

Time Warner Cable, Inc. commercial paper with an effective yield of 0.29%, August 11, 2014			$1,500,000	1,499,879

U.S. Treasury Bills with an effective yield of 0.11%, February 5, 2015(SEGSF)			1,095,000	1,094,714

U.S. Treasury Bills with an effective yield of 0.05%, November 20, 2014(SEGSF)			427,000	426,954

U.S. Treasury Bills with an effective yield of 0.04%, November 6, 2014(SEGCCS)			365,000	364,973

U.S. Treasury Bills with an effective yield of 0.02%, October 2, 2014(SEGSF)			68,000	67,999

U.S. Treasury Bills with effective yields ranging from 0.05% to 0.13%, August 21, 2014(SEG)(SEGSF)(SEGCCS)			3,318,000	3,317,795

Westar Energy, Inc. commercial paper with an effective yield of 0.25%, August 11, 2014			1,500,000	1,499,896

Whirlpool Corp. commercial paper with an effective yield of 0.28%, August 7, 2014			1,500,000	1,499,930

WPP CP PLC commercial paper with an effective yield of 0.38%, September 17, 2014			1,500,000	1,499,256

Total short-term investments (cost $85,747,033)				$85,749,478

TOTAL INVESTMENTS

Total investments (cost $274,787,356)(b)				$278,324,415

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $244,643) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Credit Suisse International
	British Pound	Sell	9/17/14	$137,041	$135,979	$(1,062)
HSBC Bank USA, National Association
	British Pound	Sell	9/17/14	4,894	4,856	(38)
State Street Bank and Trust Co.
	British Pound	Sell	9/17/14	104,637	103,808	(829)

Total						$(1,929)

FUTURES CONTRACTS OUTSTANDING at 7/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	12	$1,648,875	Sep-14	$(20,882)
U.S. Treasury Bond Ultra 30 yr (Short)	4	603,375	Sep-14	(18,633)
U.S. Treasury Note 10 yr (Short)	94	11,713,281	Sep-14	48,317
U.S. Treasury Note 5 yr (Short)	7	831,852	Sep-14	479

Total				$9,281

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/14 (premiums $3,159,165) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike price	amount	Value

Bank of America N.A.

(2.6425)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/$2.6425	$3,216,700	$11,291
(2.7425)/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.7425	3,216,700	23,643
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	3,912,700	28,954
Credit Suisse International

(2.6475)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	1,535,500	3,440
(2.6475)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	1,535,500	3,440
(2.65)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	3,071,000	5,159
(2.65)/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	3,071,000	5,651
2.6475/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.6475	1,535,500	13,006
2.65/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	3,071,000	21,651
2.65/3 month USD-LIBOR-BBA/Aug-24	Aug-14/2.65	3,071,000	22,384
Goldman Sachs International

2.9175/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.9175	1,750,000	2,660
2.92/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.92	1,750,000	2,870
2.8175/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.8175	1,750,000	6,195
2.82/3 month USD-LIBOR-BBA/Sep-24	Sep-14/2.82	1,750,000	6,493
JPMorgan Chase Bank N.A.

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	1,956,400	14,771
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,871,156

Total			$3,042,764

WRITTEN OPTIONS OUTSTANDING at 7/31/14 (premiums $172,695) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/$101.00	$7,000,000	$55,020
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/100.91	5,000,000	37,350
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/100.00	7,000,000	31,430
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Oct-14/99.91	5,000,000	21,250
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.22	7,000,000	30,800
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/100.22	7,000,000	12,110
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	1,000,000	6,760
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	1,000,000	5,840
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	1,000,000	3,640
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	1,000,000	3,070
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	1,000,000	6,610
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	1,000,000	5,690
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	1,000,000	3,500
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	1,000,000	2,940
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.75	1,000,000	6,470
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.56	1,000,000	5,550
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/101.00	1,000,000	3,360
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Sep-14/100.81	1,000,000	2,800

Total			$244,190

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/14 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation
Floating rate index/Maturity date	date/strike price	amount	(payable)	(depreciation)

Citibank, N.A.

(3.60)/3 month USD-LIBOR-BBA/Aug-44 (Purchased)	Aug-14/$3.60	$684,000	$(6,840)	$(6,840)
(3.20)/3 month USD-LIBOR-BBA/Aug-44 (Written)	Aug-14/3.20	684,000	6,584	6,443
JPMorgan Chase Bank N.A.

(2.95)/3 month USD-LIBOR-BBA/Sep-24 (Purchased)	Sep-14/2.95	3,071,000	(2,457)	1,013
(3.6275)/3 month USD-LIBOR-BBA/Aug-44 (Purchased)	Aug-14/3.6275	684,000	(7,182)	(7,182)
(3.2275)/3 month USD-LIBOR-BBA/Aug-44 (Written)	Aug-14/3.2275	684,000	6,806	5,322

Total			$(3,089)	$(1,244)

TBA SALE COMMITMENTS OUTSTANDING at 7/31/14 (proceeds receivable $4,087,676) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s, August 1, 2044	$1,000,000	8/12/14	$1,076,641
Federal National Mortgage Association, 4s, August 1, 2044	1,000,000	8/12/14	1,051,328
Federal National Mortgage Association, 3s, August 1, 2044	2,000,000	8/12/14	1,959,062

Total			$4,087,031

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/14 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)
$42,010,000	$204,367	9/17/16	3 month USD-LIBOR-BBA	1.00%	$58,972
19,960,000	296,938	9/17/19	3 month USD-LIBOR-BBA	2.25%	17,338
9,927,000	406,502	9/17/24	3 month USD-LIBOR-BBA	3.25%	(52,474)
2,617,000	267,463	9/17/44	3 month USD-LIBOR-BBA	4.00%	(93,058)

Total	$1,175,270	$(69,222)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/14 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$10,944	$192,000	5/11/63	300 bp	$11,517
	CMBX NA BBB- Index	BBB-/P	11,483	186,000	5/11/63	300 bp	12,038
	CMBX NA BBB- Index	BBB-/P	5,604	93,000	5/11/63	300 bp	5,882
	CMBX NA BBB- Index	BBB-/P	2,939	43,000	5/11/63	300 bp	3,067
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	16,962	153,000	5/11/63	300 bp	17,418
	Credit Suisse International
	CMBX NA BBB- Index	BBB-/P	12,187	297,000	5/11/63	300 bp	13,074
	CMBX NA BBB- Index	BBB-/P	20,310	265,000	5/11/63	300 bp	21,099
	CMBX NA BBB- Index	BBB-/P	13,549	186,000	5/11/63	300 bp	14,104
	CMBX NA BBB- Index	BBB-/P	1,927	166,000	5/11/63	300 bp	2,422
	CMBX NA BBB- Index	BBB-/P	2,520	164,000	5/11/63	300 bp	3,009
	CMBX NA BBB- Index	BBB-/P	12,288	154,000	5/11/63	300 bp	12,748
	CMBX NA BBB- Index	BBB-/P	11,924	154,000	5/11/63	300 bp	12,383
	CMBX NA BBB- Index	BBB-/P	10,131	154,000	5/11/63	300 bp	10,590
	CMBX NA BBB- Index	BBB-/P	17,174	152,000	5/11/63	300 bp	17,628
	CMBX NA BBB- Index	BBB-/P	4,534	149,000	5/11/63	300 bp	4,978
	CMBX NA BBB- Index	BBB-/P	2,625	149,000	5/11/63	300 bp	3,070
	CMBX NA BBB- Index	BBB-/P	9,711	122,000	5/11/63	300 bp	10,075
	CMBX NA BBB- Index	BBB-/P	411	53,000	5/11/63	300 bp	569
	CMBX NA BB Index	—	(956)	183,000	5/11/63	(500 bp)	(1,061)
	CMBX NA BB Index	—	(2,358)	135,000	5/11/63	(500 bp)	(2,435)
	CMBX NA BB Index	—	2,297	87,000	5/11/63	(500 bp)	2,248
	CMBX NA BB Index	—	1,268	82,000	5/11/63	(500 bp)	1,221
	CMBX NA BB Index	—	(468)	61,000	5/11/63	(500 bp)	(503)
	CMBX NA BB Index	—	(584)	61,000	5/11/63	(500 bp)	(619)
	CMBX NA BB Index	—	(556)	61,000	5/11/63	(500 bp)	(591)
	CMBX NA BB Index	—	434	42,000	5/11/63	(500 bp)	410
	CMBX NA BB Index	—	820	41,000	5/11/63	(500 bp)	796
	CMBX NA BB Index	—	(2,599)	134,000	5/11/63	(500 bp)	(2,676)
	CMBX NA BBB- Index	BBB-/P	(4,011)	266,000	5/11/63	300 bp	(3,217)
	CMBX NA BBB- Index	BBB-/P	(3,265)	265,000	5/11/63	300 bp	(2,475)
	CMBX NA BBB- Index	BBB-/P	(4,705)	243,000	5/11/63	300 bp	(3,980)
	CMBX NA BBB- Index	BBB-/P	6,005	139,000	5/11/63	300 bp	6,420
	CMBX NA BBB- Index	BBB-/P	3,046	128,000	5/11/63	300 bp	3,428
	CMBX NA BBB- Index	BBB-/P	86	124,000	5/11/63	300 bp	456
	CMBX NA BBB- Index	BBB-/P	429	124,000	5/11/63	300 bp	799
	CMBX NA BBB- Index	BBB-/P	(2,186)	121,000	5/11/63	300 bp	(1,825)
	CMBX NA BBB- Index	BBB-/P	(399)	118,000	5/11/63	300 bp	(116)
	CMBX NA BBB- Index	BBB-/P	5,312	111,000	5/11/63	300 bp	5,643
	CMBX NA BBB- Index	BBB-/P	(563)	59,000	5/11/63	300 bp	(421)
	CMBX NA BBB- Index	—	(8,700)	154,000	1/17/47	(300 bp)	(6,449)
	CMBX NA BBB- Index	—	(7,087)	151,000	1/17/47	(300 bp)	(4,880)
	Goldman Sachs International
	CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	(621)
	CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	904
	CMBX NA BBB- Index	BBB-/P	(2,016)	121,000	5/11/63	300 bp	(1,655)
	CMBX NA BBB- Index	BBB-/P	(644)	59,000	5/11/63	300 bp	(502)

	Total		$146,164	$163,970

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at July 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $266,900,770.
(b)	The aggregate identified cost on a tax basis is $274,883,804, resulting in gross unrealized appreciation and depreciation of $4,212,608 and $771,997, respectively, or net unrealized appreciation of $3,440,611.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$22,194,293	$—	$22,194,293	$643	$—
	Putnam Short Term Investment Fund *	41,272,712	233,185,106	232,974,695	17,411	41,483,123
	Totals	$63,467,005	$233,185,106	$255,168,988	$18,054	$41,483,123

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $48,915,648 to cover certain derivatives contracts, delayed delivery securities, and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own, and to hedge prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk, and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements, that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,852,185 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,942,364 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$9,902,000	$—
Corporate bonds and notes	—	96,847,214	—
Foreign government and agency bonds and notes	—	2,269,797
Mortgage-backed securities	—	71,067,553	—
Municipal bonds and notes	—	3,200,000	—
Purchased options outstanding	—	310,610	—
Purchased swap options outstanding	—	117,777	—
U.S. government and agency mortgage obligations	—	8,802,244	—
U.S. treasury obligations	—	57,742	—
Short-term investments	41,483,123	44,266,355	—

Totals by level	$41,483,123	$236,841,292	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,929)	$—
Futures contracts	9,281	—	—
Written options outstanding	—	(244,190)	—
Written swap options outstanding	—	(3,042,764)	—
Forward premium swap option contracts	—	(1,244)	—
TBA sale commitments	—	(4,087,031)	—
Interest rate swap contracts	—	(1,244,492)	—
Credit default contracts	—	17,806	—

Totals by level	$9,281	$(8,603,844)	$—

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$18,372	$566
Foreign exchange contracts	—	1,929
Interest rate contracts	489,961	4,584,983

Total	$508,333	$4,587,478

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$21,600,000
Purchased swap option contracts (contract amount)		$24,300,000
Written TBA commitment option contracts (contract amount)		$36,000,000
Written swap option contracts (contract amount)		$30,200,000
Futures contracts (number of contracts)		90
Forward currency contracts (contract amount)		$240,000
Centrally cleared interest rate swap contracts (notional)		$103,100,000
OTC credit default contracts (notional)		$4,600,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$—	$13,751	$—	$—	$—	$—	$—	$—	$—	13,751
	OTC Credit default contracts*#	1,534	456	—	—	15,879	503	—	—	—	—	18,372
	Futures contracts§	—	—	—	—	—	—	—	—	621	—	621
	Forward currency contracts#	—	—	—	—	—	—	—	—	—	—	—
	Forward premium swap option contracts#	—	—	—	6,443	—	—	—	6,335	—	—	12,778
	Purchased swap options#	41,721	—	—	—	50,488	25,568	—	—	—	—	117,777
	Purchased options#	—	—	—	—	—	—	—	310,610	—	—	310,610

	Total Assets	$43,255	$456	$13,751	$6,443	$66,367	$26,071	$—	$316,945	$621	$—	$473,909

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	8,077	—	—	—	—	—	—	—	8,077
	OTC Credit default contracts*#	—	—	—	—	508	58	—	—	—	—	566
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
	Forward currency contracts#	—	—	—	—	1,062	—	38	—	—	829	1,929
	Forward premium swap option contracts#	—	—	—	6,840	—	—	—	7,182	—	—	14,022
	Written swap options#	63,888	—	—	—	74,731	18,218	—	2,885,927	—	—	3,042,764
	Written options#	—	—	—	—	—	—	—	244,190	—	—	244,190

	Total Liabilities	$63,888	$—	$8,077	$6,840	$76,301	$18,276	$38	$3,137,299	$—	$829	$3,311,548

	Total Financial and Derivative Net Assets	$(20,633)	$456	$5,674	$(397)	$(9,934)	$7,795	$(38)	$(2,820,354)	$621	$(829)	$(2,837,639)
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$(2,820,354)	$—	$—
	Net amount	$(20,633)	$456	$5,674	$(397)	$(9,934)	$7,795	$(38)	$—	$621	$(829)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 26 2014